                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-88921) pertaining to the Panavision Inc. Stock Option Plan of our report dated March 16, 2004 with respect to the consolidated financial statements of Panavision Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.


                                       /s/ Ernst & Young LLP


Los Angeles, California
March 24, 2004